EXHIBIT 99.9
                                 ------------

           Computational Materials prepared by Goldman, Sachs & Co.
              in connection with GSAA Home Equity Trust 2005-14,
                   Asset-Backed Certificates, Series 2005-14

GSAA Questions
* LTV in 5pt buckets - 70-74.99, 75-79.99 : attached
* FICO in 25pt buckets : attached
* break out % and define full and alt docs : 22.51%
* any nina loans - how much? 1.24% are NINA and are included in the No
Doc bucket.
* CLTV of entire deal incl. silent seconds : 89.22%
* % silent seconds : 64.41%
* RA expected cumm losses : S&P 0.60, Moodys 1.05
* IO WA 1st periodic cap : 4.426
* WA DTI : 37.16%
* IO Strats : attached


Disclaimer:

This material has been prepared by the Fixed Income Trading/Sales Department and is not the product of the Fixed Income Research Department. This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. We, or persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, securities, futures or options identical with or related to those mentioned herein. Further information on any of the securities, futures, or options mentioned in this material may be obtained upon request.

Goldman Sachs                     GSAA-05 14
==============================================================================

----------------------------------------------------
Original LTV            Percent                Total
----------------------------------------------------
0.001 - 50.000            2.114       20,220,961.950
50.001 - 60.000           2.401       22,966,036.390
60.001 - 70.000           7.878       75,360,667.780
70.001 - 75.000           5.539       52,991,081.180
75.001 - 80.000          76.371      730,586,985.840
80.001 - 85.000           0.475        4,543,687.370
85.001 - 90.000           3.526       33,730,893.580
90.001 - 95.000           1.595       15,253,571.700
95.001 - 100.000          0.102          977,813.690
----------------------------------------------------
Total:                  100.000      956,631,699.480
----------------------------------------------------

----------------------------------------------------
FICO                    Percent                Total
----------------------------------------------------
<= 0.000                  0.038          367,950.000
575.001 - 600.000         0.048          459,750.000
600.001 - 625.000         0.927        8,866,082.690
625.001 - 650.000         7.119       68,106,272.920
650.001 - 675.000        15.926      152,355,595.540
675.001 - 700.000        22.635      216,531,306.200
700.001 - 725.000        18.719      179,067,672.860
725.001 - 750.000        14.760      141,199,833.020
750.001 - 775.000        11.270      107,815,054.810
775.001 - 800.000         6.640       63,517,322.260
800.001 - 825.000         1.918       18,344,859.180
----------------------------------------------------
Total:                  100.000      956,631,699.480
----------------------------------------------------


------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates mak representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumpti regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other infor subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you so Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------

                              Nov 8, 2005 12:50                    Page 1 of 1

Goldman Sachs                     GSAA-05 14
==============================================================================

---------------------------------------
Stats
---------------------------------------
Count: 3425
Schedule Balance: $880,010,983.68
AverageSched Bal: $256,937.51
GrossWAC: 6.350
NetWAC: 6.057
OTERM: 360
RTERM: 358
ATERM: 0
AGE: 2
First CAP: 4.426
Periodic CAP: 1.573
MAXRATE: 11.918
MINRATE: 2.522
MTR: 44.492
MARGIN: 2.386
DTI: 37.135
OLTV: 77.788
COLTV: 89.492
FICO: 709.425
---------------------------------------

----------------------------------------------
Current Rate                           Percent
----------------------------------------------
3.501 - 4.000                             0.02
4.001 - 4.500                             0.09
4.501 - 5.000                             0.97
5.001 - 5.500                             5.63
5.501 - 6.000                            22.69
6.001 - 6.500                            40.67
6.501 - 7.000                            20.75
7.001 - 7.500                             7.17
7.501 - 8.000                             1.55
8.001 - 8.500                             0.40
8.501 - 9.000                             0.06
----------------------------------------------
Total:                                  100.00
----------------------------------------------

----------------------------------------------
Scheduled Balance                      Percent
----------------------------------------------
0.01 - 50,000.00                          0.06
50,000.01 - 100,000.00                    1.96
100,000.01 - 150,000.00                   8.39
150,000.01 - 200,000.00                  12.92
200,000.01 - 250,000.00                  13.48
250,000.01 - 275,000.00                   6.70
275,000.01 - 350,000.00                  17.84
350,000.01 - 400,000.00                  10.50
400,000.01 - 450,000.00                   7.09
450,000.01 - 500,000.00                   6.10
500,000.01 - 550,000.00                   4.03
550,000.01 - 600,000.00                   2.96
600,000.01 - 750,000.00                   4.88
750,000.01 - 850,000.00                   0.90
850,000.01 - 950,000.00                   0.71
950,000.01 - 1,000,000.00                 0.78
1,000,000.01 - 1,250,000.00               0.38
1,250,000.01 - 1,500,000.00               0.32
----------------------------------------------
Total:                                  100.00
----------------------------------------------

----------------------------------------------
Original Term                          Percent
----------------------------------------------
180                                       0.13
360                                      99.87
----------------------------------------------
Total:                                  100.00
----------------------------------------------

----------------------------------------------
RemTerm                                Percent
----------------------------------------------
176.000                                   0.05
177.000                                   0.02
179.000                                   0.05
350.000                                   0.10
351.000                                   0.09
352.000                                   0.38
353.000                                   0.49
354.000                                   0.73
355.000                                   2.43
356.000                                   7.61
357.000                                  18.74
358.000                                  22.43
359.000                                  36.32
360.000                                  10.54
----------------------------------------------
Total:                                  100.00
----------------------------------------------

----------------------------------------------
Am WAM                                 Percent
----------------------------------------------
0.000 - 59.999                          100.00
----------------------------------------------
Total:                                  100.00
----------------------------------------------

----------------------------------------------
Age                                    Percent
----------------------------------------------
0                                        10.54
1                                        36.37
2                                        22.43
3                                        18.76
4                                         7.67
5                                         2.43
6                                         0.73
7                                         0.49
8                                         0.38
9                                         0.09
10                                        0.10
----------------------------------------------
Total:                                  100.00
----------------------------------------------

----------------------------------------------
States                                 Percent
----------------------------------------------
CA                                       35.38
FL                                        9.19
GA                                        4.83
VA                                        8.20
AZ                                        5.32
NJ                                        5.89
NV                                        3.59
MD                                        3.73
MN                                        2.25
CO                                        2.38
Other                                    19.24
----------------------------------------------
Total:                                  100.00
----------------------------------------------

----------------------------------------------
Original LTV                           Percent
----------------------------------------------
0.001 - 50.000                            1.99
50.001 - 60.000                           2.45
60.001 - 70.000                           7.40
70.001 - 75.000                           5.43
75.001 - 80.000                          77.46
80.001 - 85.000                           0.46
85.001 - 90.000                           3.43
90.001 - 95.000                           1.36
95.001 - 100.000                          0.02
----------------------------------------------
Total:                                  100.00
----------------------------------------------

----------------------------------------------
Combined LTV                           Percent
----------------------------------------------
0.001 - 50.000                            1.95
50.001 - 60.000                           2.24
60.001 - 70.000                           4.45
70.001 - 75.000                           3.21
75.001 - 80.000                          18.15
80.001 - 85.000                           1.57
85.001 - 90.000                          13.76
90.001 - 95.000                          12.82
95.001 - 100.000                         41.85
----------------------------------------------
Total:                                  100.00
----------------------------------------------

----------------------------------------------
FICO                                   Percent
----------------------------------------------
0.000 - 19.999                            0.04
580.000 - 599.999                         0.05
600.000 - 619.999                         0.15
620.000 - 639.999                         3.08
640.000 - 659.999                         8.67
660.000 - 679.999                        14.83
680.000 - 699.999                        18.55
700.000 - 719.999                        15.93
720.000 - 739.999                        13.04
740.000 - 759.999                        10.18
760.000 - 779.999                         8.44
780.000 - 799.999                         5.04
800.000 - 819.999                         1.99
----------------------------------------------
Total:                                  100.00
----------------------------------------------

----------------------------------------------
PMI                                    Percent
----------------------------------------------
GEMICO                                    0.68
MORTGAGE GUARANTY INSURANCE CO            0.45
OLTV <= 80 - NO MI                       94.73
OLTV > 80 - NO MI                         0.06
PMI MORTGAGE INSURANCE CO                 2.04
RADIAN                                    0.39
REPUBLIC MORTGAGE INSUANCE CO             0.73
TRIAD                                     0.11
UGIC                                      0.80
----------------------------------------------
Total:                                  100.00
----------------------------------------------

----------------------------------------------
Property Type                          Percent
----------------------------------------------
2-4 FAMILY                                4.51
CONDO                                    11.92
PUD                                      23.27
SINGLE FAMILY                            60.23
TOWNHOUSE                                 0.07
----------------------------------------------
Total:                                  100.00
----------------------------------------------

----------------------------------------------
Occupancy Code                         Percent
----------------------------------------------
NON OWNER                                17.24
OWNER OCCUPIED                           78.25
SECOND HOME                               4.51
----------------------------------------------
Total:                                  100.00
----------------------------------------------

----------------------------------------------
Purpose                                Percent
----------------------------------------------
CASHOUT REFI                             16.85
PURCHASE                                 75.60
RATE/TERM REFI                            7.55
----------------------------------------------
Total:                                  100.00
----------------------------------------------

----------------------------------------------
Documentation Type                     Percent
----------------------------------------------
FULL/ALT                                 22.56
NO DOC                                   13.21
NO RATIO                                  5.91
SISA                                     48.52
SIVA                                      9.80
----------------------------------------------
Total:                                  100.00
----------------------------------------------

----------------------------------------------
Interest Only                          Percent
----------------------------------------------
Y                                       100.00
----------------------------------------------
Total:                                  100.00
----------------------------------------------

----------------------------------------------
Interest Only Term                     Percent
----------------------------------------------
24.000                                    0.15
36.000                                    5.04
60.000                                    9.49
66.000                                    0.02
84.000                                    1.58
120.000                                  83.72
----------------------------------------------
Total:                                  100.00
----------------------------------------------

----------------------------------------------
Silent                                 Percent
----------------------------------------------
N                                        34.43
Y                                        65.57
----------------------------------------------
Total:                                  100.00
----------------------------------------------

----------------------------------------------
Prepay Flag                            Percent
----------------------------------------------
N                                        73.94
Y                                        26.06
----------------------------------------------
Total:                                  100.00
----------------------------------------------

----------------------------------------------
Prepay Term                            Percent
----------------------------------------------
0.000                                    73.94
3.000                                     0.02
6.000                                     1.83
12.000                                    1.13
20.000                                    0.03
24.000                                    1.82
36.000                                   20.54
42.000                                    0.14
60.000                                    0.55
----------------------------------------------
Total:                                  100.00
----------------------------------------------

----------------------------------------------
DTI                                    Percent
----------------------------------------------
<= 0.000                                 21.79
0.001 - 10.000                            0.16
10.001 - 20.000                           1.75
20.001 - 30.000                           9.34
30.001 - 40.000                          39.87
40.001 - 50.000                          25.75
50.001 - 60.000                           1.14
60.001 - 70.000                           0.13
70.001 - 80.000                           0.08
----------------------------------------------
Total:                                  100.00
----------------------------------------------

----------------------------------------------
Conforming                             Percent
----------------------------------------------
CONFORMING                               66.28
NON CONFORMING                           33.72
----------------------------------------------
Total:                                  100.00
----------------------------------------------

----------------------------------------------
Arm Index                              Percent
----------------------------------------------
1 YEAR CMT                                0.25
1 YEAR LIBOR                             30.77
6 MONTH LIBOR                            68.98
----------------------------------------------
Total:                                  100.00
----------------------------------------------

----------------------------------------------
Margins                                Percent
----------------------------------------------
1.501 - 2.000                             0.02
2.001 - 2.500                            82.78
2.501 - 3.000                            14.79
3.001 - 3.500                             1.65
3.501 - 4.000                             0.28
4.001 - 4.500                             0.12
4.501 - 5.000                             0.35
5.001 - 5.500                             0.02
----------------------------------------------
Total:                                  100.00
----------------------------------------------

----------------------------------------------
First Adjustment Cap                   Percent
----------------------------------------------
1.000                                     1.33
1.500                                     0.16
2.000                                    13.29
2.995                                     0.04
3.000                                    15.99
4.000                                     0.16
4.950                                     0.02
5.000                                    48.49
5.025                                     0.01
5.625                                     0.04
5.875                                     0.05
5.995                                     0.03
6.000                                    20.40
----------------------------------------------
Total:                                  100.00
----------------------------------------------


------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates mak representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumpti regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other infor subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you so Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------
                               Nov 8, 2005 12:52                   Page 1 of 2

Goldman Sachs                     GSAA-05 14
==============================================================================

----------------------------------------------
Periodic Cap                           Percent
----------------------------------------------
1.000                                    43.35
1.500                                     0.21
2.000                                    56.22
3.000                                     0.03
5.875                                     0.03
6.000                                     0.16
----------------------------------------------
Total:                                  100.00
----------------------------------------------

----------------------------------------------
Max Rate                               Percent
----------------------------------------------
9.501 - 10.000                            0.19
10.001 - 10.500                           1.90
10.501 - 11.000                           9.46
11.001 - 11.500                          20.28
11.501 - 12.000                          26.19
12.001 - 12.500                          28.16
12.501 - 13.000                           9.44
13.001 - 13.500                           2.72
13.501 - 14.000                           0.94
14.001 - 14.500                           0.52
14.501 - 15.000                           0.08
15.001 >=                                 0.13
----------------------------------------------
Total:                                  100.00
----------------------------------------------

----------------------------------------------
Floor Rate                             Percent
----------------------------------------------
2.001 - 2.500                            78.46
2.501 - 3.000                            14.73
3.001 - 3.500                             1.96
3.501 - 4.000                             0.81
4.001 - 4.500                             0.94
4.501 - 5.000                             0.79
5.001 - 5.500                             0.13
5.501 - 6.000                             0.54
6.001 - 6.500                             0.58
6.501 - 7.000                             0.84
7.001 >=                                  0.22
----------------------------------------------
Total:                                  100.00
----------------------------------------------

----------------------------------------------
Months To Roll                         Percent
----------------------------------------------
1.                                        0.11
2.                                        0.30
3.                                        0.88
4.                                        0.31
5.                                        0.51
6.                                        0.30
8.                                        0.32
9.                                        0.14
10.                                       1.21
11.                                       7.05
12.                                       0.29
14.                                       0.04
17.                                       0.03
18.                                       0.04
20.                                       0.34
21.                                       0.63
22.                                       0.58
23.                                       3.39
24.                                       0.78
26.                                       0.02
27.                                       0.04
28.                                       0.29
29.                                       0.13
30.                                       0.39
31.                                       0.89
32.                                       1.80
33.                                       2.63
34.                                       6.14
35.                                      13.18
36.                                       2.56
48.                                       0.01
50.                                       0.04
52.                                       0.10
53.                                       0.33
54.                                       0.06
55.                                       1.36
56.                                       3.86
57.                                       5.94
58.                                      17.30
59.                                      16.22
60.                                       6.71
61.                                       0.02
80.                                       0.05
81.                                       0.07
82.                                       1.79
83.                                       0.49
84.                                       0.17
118.                                      0.08
119.                                      0.09
----------------------------------------------
Total:                                  100.00
----------------------------------------------

----------------------------------------------
Number of Units                        Percent
----------------------------------------------
1                                        95.79
2                                         2.95
3                                         0.50
4                                         0.77
----------------------------------------------
Total:                                  100.00
----------------------------------------------

----------------------------------------------
Product Type                           Percent
----------------------------------------------
1 YEAR ARM                                9.02
10 YEAR ARM                               0.17
2 YEAR ARM                                5.90
3 YEAR ARM                               27.99
5 YEAR ARM                               51.95
6 MONTH ARM                               2.40
7 YEAR ARM                                2.57
----------------------------------------------
Total:                                  100.00
----------------------------------------------

----------------------------------------------
Self Employment Flag                   Percent
----------------------------------------------
N                                        83.59
Y                                        16.41
----------------------------------------------
Total:                                  100.00
----------------------------------------------

----------------------------------------------
Originator                             Percent
----------------------------------------------
COUNTRYWIDE                               3.04
GOLDMAN MORTGAGE CO                      46.66
GREENPOINT                               26.51
NATCITY                                   7.70
SUNTRUST                                 16.10
----------------------------------------------
Total:                                  100.00
----------------------------------------------


------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates mak representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumpti regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other infor subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you so Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------
                               Nov 8, 2005 12:52                   Page 2 of 2